American Century World Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

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INTERNATIONAL OPPORTUNITIES FUND

Supplement dated August 7, 2008 * Prospectus dated April 1, 2008

EFFECTIVE AUGUST 15, 2008, THE FOLLOWING REPLACES THE FUND MANAGEMENT TEAM
SECTION ON PAGE 11 OF THE PROSPECTUS:

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

MARK S. KOPINSKI

Mr. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since August 2008. He rejoined American
Century Investments in April 1997 as an international portfolio manager. He has a bachelor's degree in business administration from Monmouth College and a master's degree in Asian studies from the University of Illinois.

TREVOR GURWICH

Mr. Gurwich, Vice President and Portfolio Manager, rejoined the team that manages the fund in August 2005. He previously was a member of the team from
June 2001 until May 2002. He joined American Century Investments in July 1998 and became a portfolio manager in March 2001. He has a bachelor's degree in international relations from the University of Pennsylvania, a bachelor's degree in economics from Wharton School of Business and an MBA in finance and investment management from Columbia University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-61747 0808